As filed with the Securities and Exchange Commission on November 23, 2004
                                                                Registration No.
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              --------------------

                             COMMERCE BANCORP, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                   New Jersey                                22-2433468
-----------------------------------------------          -------------------
(State or other jurisdiction of incorporation or          (I.R.S. Employer
                  organization)                          Identification No.)

Commerce Atrium, 1701 Route 70 East, Cherry
                Hill, New Jersey                               08034
-----------------------------------------------          -------------------
    (Address of Principal Executive Offices)                 (Zip Code)

                             Commerce Bancorp, Inc.
                         2004 Employee Stock Option Plan
--------------------------------------------------------------------------------
                              (Full title of plan)

                                Douglas J. Pauls
                Senior Vice President and Chief Financial Officer
                             Commerce Bancorp, Inc.

                   1701 Route 70 East, Cherry Hill, NJ 08034
               --------------------------------------------------
                     (Name and address of agent for service)

                                  856-751-9000
               --------------------------------------------------
                     (Telephone number, including area code,
                              of agent for service)

                          Copies of communications to:
                          Lawrence R. Wiseman, Esquire
                         Melissa Palat Murawsky, Esquire
                                 Blank Rome LLP
                                One Logan Square
                             Philadelphia, PA 19103
                                 (215) 569-5500
                            Facsimile (215) 569-5555

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

                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                                Proposed maximum   Proposed maximum     Amount of
             Title of securities                 Amount to be    offering price       aggregate       registration
               to be registered                 registered (1)      per share       offering price         fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $1.00 per share.          15,000,000       $ 59.45 (2)      891,750,000 (2)    $ 112,985 (2)
=====================================================================================================================


----------------------------
(1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of shares as may be issued pursuant to stock splits, stock dividends and certain anti-dilution provisions contained in the Plan.

(2) Pursuant to Rule 457(h), based upon the average of the high and low sale prices of Commerce's common stock, reported on the New York Stock Exchange on November 22, 2004.

                                     PART I

              Information Required in the Section 10(a) Prospectus

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participants in the Commerce Bancorp, Inc. 2004 Employee Stock Option Plan, referred to as the Plan, as specified by Rule 428(b)(1) promulgated by the SEC under the Securities Act.

         These documents are not being filed with the SEC, but constitute (along with the documents incorporated by reference into this registration statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               Information Required In The Registration Statement

Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

         Commerce hereby incorporates by reference in this registration statement the following documents:

         (a) Commerce's Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

         (b) Commerce's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004;

         (c) Commerce's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004;

         (d) Commerce's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004;

         (e) Commerce's Current Reports on Form 8-K filed with the SEC under former item 5, item 5.02 or item 8.01 on March 3, 2004, June 2, 2004, June 29, 2004, July 9, 2004, July 13, 2004,
                  September 8, 2004, October 21, 2004 and November 17, 2004; and

         (f) The description of Commerce's common stock, which is incorporated by reference from Commerce's Form 8-K filed with the SEC on November 17, 2004.

         All documents subsequently filed by Commerce with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) (other than current reports furnished under items 2.02 or 7.01 of Form 8-K (formerly items 9 or 12 of Form 8-K)) of the Securities Exchange Act of 1934, after the date of this registration statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed incorporated by reference into this registration statement and to be a part hereof from the date of the filing of these documents.

Item 4.  Description of Securities.
         --------------------------

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         Not Applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         Section 14A:3-5 of the New Jersey Business Corporation Act provides, in substance, that New Jersey corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees, and agents in connection with actions, suits or proceedings brought against them or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         Article VI of Commerce's By-laws provides for indemnification of any of its directors or officers to the fullest extent permitted by the New Jersey Business Corporation Act.

Item 7.  Exemption from Registration Claimed.
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits.
         --------

         The following exhibits are filed as part of this registration statement or, where so indicated have been previously filed and are incorporated herein by reference:

Exhibit Number           Description
--------------           ------------

         5.1             Opinion of Blank Rome LLP

        23.1 Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

        23.2             Consent of Blank Rome LLP (included in Exhibit 5.1)

        24.1             Power of Attorney (included on signature page)

Item 9.  Undertakings.
         -------------

(a)  The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933:

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey, on November 23, 2004.

                                  COMMERCE BANCORP, INC.


                                  By:     /s/ Vernon W. Hill, II
                                          -------------------------------------
                                          Vernon W. Hill, II
                                          Chairman of the Board, President and
                                          Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Vernon W. Hill, II and Douglas J. Pauls, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to enable Commerce Bancorp, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 23, 2004, in the capacities indicated:



                Signatures                                               Title
-------------------------------------------                -------------------------------------------


/s/ Vernon W. Hill, II                                     Chairman of the Board and President
-------------------------------------------                (principal executive officer)
Vernon W. Hill, II


                                                           Senior Vice President and Chief Financial Officer
/s/ Douglas J. Pauls                                       (principal financial and accounting officer)
-------------------------------------------
Douglas J. Pauls


/s/ Robert C. Beck                                         Director
-------------------------------------------
Robert C. Beck


/s/ Jack R Bershad                                         Director
-------------------------------------------
Jack R Bershad



                                      II-4




                Signatures                                               Title
-------------------------------------------                -------------------------------------------


/s/ Joseph E. Buckelew                                     Director
-------------------------------------------
Joseph E. Buckelew


/s/ Donald T. DiFrancesco                                  Director
-------------------------------------------
Donald T. DiFrancesco


/s/ John Lloyd                                             Director
-------------------------------------------
John Lloyd


/s/ Morton N. Kerr                                         Director
-------------------------------------------
Morton N. Kerr


/s/ Steven M. Lewis                                        Director
-------------------------------------------
Steven M. Lewis


/s/ George E. Norcross, III                                Director
-------------------------------------------
George E. Norcross, III


                                                           Director
-------------------------------------------
Joseph J. Plumeri, II


/s/ Daniel J. Ragone                                       Director
-------------------------------------------
Daniel J. Ragone


/s/ William A. Schwartz, Jr.                               Director
-------------------------------------------
William A. Schwartz, Jr.


/s/ Joseph T. Tarquini, Jr.                                Director
-------------------------------------------
Joseph T. Tarquini, Jr.


                                  EXHIBIT INDEX

5.1          Opinion of Blank Rome LLP

23.1         Consent of Ernst & Young LLP, Independent Registered Public
             Accounting Firm

23.2         Consent of Blank Rome LLP (included in Exhibit 5.1)

24.1         Power of Attorney (included on signature page)